CAPITAL MANAGEMENT	12 Months Ended
Dec. 31, 2024
Disclosure of objectives, policies and processes for managing capital [abstract]
CAPITAL MANAGEMENT	CAPITAL MANAGEMENT
The company’s primary capital management objectives are to ensure the sustainability of its capital to support continuing operations, meet its financial obligations, allow for growth opportunities and provide stable distributions. The company’s capital is monitored through the debt-to-total capitalization ratio on a consolidated basis. As at December 31, 2024 this ratio was 34% (2023: 37%).
Subsidiaries of the company have provided covenants to certain of their lenders for their non-recourse borrowings. These covenants vary from one credit agreement to another and include ratios that address debt-service coverage. Certain lenders have also put in place requirements that oblige the company and its subsidiaries to maintain debt and capital expenditure reserve accounts. The consequences to the subsidiaries as a result of failure to comply with their covenants could include a limitation of distributions from the subsidiaries to the company, as well as repayment of outstanding debt.
The company’s strategy is to maintain the measures set out in the following schedule as at December 31:

(MILLIONS)	2024	2023
Non-recourse borrowings(1)	$13,844	$16,217

Deferred income tax liabilities, net(2)	6,437	5,717
Interests held in BRHC by Brookfield renewable	4,432	—
BEPC exchangeable and class A.2 exchangeable shares	4,168	—
Exchangeable and class B shares of BRHC	—	4,721
Equity
Participating non-controlling interest – in operating subsidiaries	10,508	11,070
Participating non-controlling interest – in a holding subsidiary held by Brookfield Renewable	259	272
The partnership	1,341	5,787
Total capitalization	$40,989	$43,784
Debt-to-total capitalization	34%	37%
(1)Excludes $69 million (2023: $145 million) of deferred financing fees, net of unamortized premiums.
(2)Deferred income tax liabilities less deferred income tax assets.